Exhibit 10.11.2

Note: Certain portions have been omitted from this Amendment Number Two to the General Terms Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A., Avianca

Centro Administrativo,

Avenida El Dorado, No. 92-30,

Bogota, Colombia

Date: February 28, 2009

Dear Sirs,

AMENDMENT NUMBER TWO TO GENERAL TERMS AGREEMENT REFERENCE DEG 5104, DATED 15th June 2007, AS AMENDED BY SIDE LETTER NUMBER ONE THERETO DATED JUNE 15, 2007 (“SLA1”), AND AMENDMENT NUMBER ONE THERETO DATED 28TH FEBRUARY 2008 (COLLECTIVELY THE “AGREEMENT”)

INTRODUCTION

Aerovias Del Continente Americano S.A., Avianca (“Avianca”) has agreed to purchase certain Airbus A330 aircraft from Airbus, which will be powered by new Trent 700 Engines (the “Aircraft”);

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NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	SPARE ENGINE DELIVERY SCHEDULE

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2.	SPARE ENGINE CREDIT

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3.	ESCALATION PROTECTION

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4.	GENERAL

All rights, obligations and liabilities under this AM2 shall be subject to and in accordance with the provisions of the Agreement and except as specifically amended herein, the provisions of the Agreement shall remain in full force and effect as if set out in full herein and further, this AM2 is made without prejudice to either of the Parties’ existing rights (unless expressly stated in this AM2) set forth or arising under the Agreement. In the event of any conflict between the terms of this AM2 and the Agreement, the terms of this AM2 shall prevail.

5.	CONFIDENTIALITY AND LAW

New York Law shall govern this AM2. The provisions of this AM2 are confidential and shall not (except as provided in Clause 10 of the Agreement) be disclosed to any third party without the prior written consent of the other party.

6.	FACSIMILE TRANSMISSION

Transmission by facsimile of a signed counterpart signature page shall be deemed and constitute due and valid delivery of an executed counterpart of this AM2.

Rolls-Royce plc Registered office:65 Buckingham Gate, London SW1E 6AT.

Company number: 1003142. Registered in England

As WITNESS WHEROF the Parties have caused this AM2 to be signed on their behalf by the hands of their duly authorised officers the day and year first before written.

Signed for and on behalf of:	Signed for and on behalf of:

AEROVIAS DEL CONTINENTE AMERICANO S.A., AVIANCA	ROLLS-ROYCE plc

By	By:

Printed	Printed

Title:	Title:

Rolls-Royce plc Registered office:65 Buckingham Gate, London SW1E 6AT.

Company number: 1003142. Registered in England